Paypal Funds

PayPal Money Market Fund

Supplement dated November 6, 2008
to
Prospectus dated April 30, 2008

This supplement supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

The U.S. Treasury Department (“U.S. Treasury”) has established a Temporary Guarantee Program for Money Market Funds (the “Program”). This voluntary program was designed to provide stability to the market and is open to most money market funds. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as “breaking the buck.”

While the Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so. As a result, at a meeting held on October 7, 2008, the Board of Trustees of PayPal Funds determined that, considering the cost of the premium and the potential benefits of the guarantee to the PayPal Money Market Fund’s shareholders, the PayPal Money Market Fund should participate in the Program. The cost of the premium for participation in the Program will be borne equally by the PayPal Money Market Fund and the investment adviser, PayPal Asset Management, Inc.

The guarantee under the Program covers shareholders of a participating money market fund only for the number of shares held in that fund as of the close of business on September 19, 2008 and still held on the date that the fund’s net asset value falls below $1.00 per share. In general, the guarantee does not apply to shares purchased after September 19 or to shares redeemed or exchanged into or out of a fund after September 19. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the Fund’s net asset value falls below $1.00 per share. As a result, shareholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to a Fund, the Board of Trustees of the Fund will be required to liquidate that Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, shareholders with shares not covered under the Program may receive less than $1.00 per share.

The Program will exist for an initial three-month term beginning September 19, 2008. Following the initial three-month term, the Secretary of the Treasury has the option to renew the Program up to the close of business on September 18, 2009. Each participating money market fund would have to renew its participation at the extension point to maintain coverage and would have to pay additional fees. If the Secretary chooses not to renew the Program at the end of the initial three-month period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of claim (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the PayPal Money Market Fund is in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.